Report of Independent Registered
Public Accounting Firm

To the Shareholders and Board
 of Directors of
Federated International Series
 Inc

In planning and performing our
 audits of the financial
statements of Federated
International Equity Fund
and Federated International
 Bond Fund the two portfolios
 comprising Federated
 International Series Inc the
Funds as of and for the year
ended November 30 2007
in accordance with the
standards of the Public
Company Accounting Oversight
 Board United States we
 considered the Funds
 internal control over
financial reporting including
 controls for safeguarding
securities as a basis for
 designing our auditing
procedures for the purpose
of expressing our opinion
on the financial statements
and to comply with the
requirements of Form NSAR
 but not for the purpose
of expressing an opinion
on the effectiveness of the
Funds internal control
over financial reporting
 Accordingly we express no
such opinion

The management of the Funds
 is responsible for
establishing and maintaining
effective internal control
over financial reporting
 In fulfilling this
responsibility estimates
 and judgments by management are
required to assess the
 expected benefits and
related costs of controls
 A companys internal control
 over
financial reporting is a
process designed to provide
 reasonable assurance
regarding the reliability of
financial reporting and
the preparation of financial
statements for external
purposes in accordance with
generally accepted accounting
 principles  A Funds internal
 control over financial
reporting includes those
policies and procedures that
1 pertain to the maintenance
of records that in reasonable
 detail accurately and
fairly reflect the transactions
 and dispositions of the assets
 of the company 2 provide
reasonable assurance
that transactions are recorded
 as necessary to permit
preparation of financial
statements in accordance
 with
generally accepted accounting
principles and that receipts
 and expenditures of the
company are being made
only in accordance with
 authorizations of management
 and directors of the company
 and 3 provide
reasonable assurance regarding
prevention or timely detection
of unauthorized acquisition
 use or
disposition of a companys
 assets that could have a
 material effect on the
financial statements

Because of its inherent
 limitations internal
control over financial
 reporting may not prevent
 or detect
misstatements Also projections
of any evaluation of
effectiveness to future
periods are subject to
the risk
that controls may become
inadequate because of
changes in conditions
or that the degree of
 compliance
with the polices or
 procedures may deteriorate

A deficiency in internal
 control over financial
reporting exists when the
 design or operation of a
 control
does not allow management
 or employees in the normal
course of performing their
 assigned functions to
prevent or detect
misstatements on a timely
basis  A material weakness
 is a deficiency or
 combination of
deficiencies in internal
control over financial
 reporting such that there
 is a reasonable possibility
that a
material misstatement of
the Funds annual or interim
 financial statements will
 not be prevented or detected
on a timely basis

Our consideration of the
 Funds internal control
 over financial reporting
was for the limited purpose
described in the first
 paragraph and would not
 necessarily disclose all
 deficiencies in internal
control that
might be significant
deficiencies or material
weaknesses under standards
 established by the Public
Company Accounting Oversight
Board United States  However
 we noted no deficiencies
in the Funds
internal control over financial
 reporting and its operation
including controls over
safeguarding securities
that we consider to be
a material weakness as
defined above as of
November 30 2007

This report is intended
 solely for the information
and use of management
and the Board of Director
s of the
Funds and the Securities
 and Exchange Commission
and is not intended to be
and should not be used by
anyone other than these
specified parties



ERNST  YOUNG LLP


Boston Massachusetts
January 17 2008